MERIT SECURITIES CORPORATION

PAYMENTS PER BOND DENOMINATION
MERIT SERIES 3

Payment Date:     28-May-96
Reporting Month:  April

                                                                                     Interest       Interest       Principal
                         Original        Original      Integral       Record          Accrual        Payment        Payment
  Class                   Balance        Pct Pool    Denomination      Date           Factor         Factor         Factor
- -------------------------------------------------------------------------------------------------------------------------------
Merit 3 Class A      $144,348,444.00       85.00%      $1,000.00      30-Apr-96    2.88712852      2.88712852     28.54580795
Merit 3 Class B       $13,585,736.00        8.00%      $1,000.00      30-Apr-96   12.50000000     12.50000000      0.00000000

                     $157,934,180.00

                              Ending           Remaining
                              Balance     Principal Factor
                       -----------------------------------
Merit 3 Class A           $85,383,351.11      0.59150864
Merit 3 Class B           $13,585,736.00      1.00000000

                          $98,969,087.11


                          MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT SERIES 3

  Payment Date:         28-May-96
  Reporting Month       April

  Reserve Funds and Subordination


                                      Initial Coverage                 Beginning Coverage           Adjustments          Losses
                                     ----------------------------------------------------------------------------------------------
Type                                  %                 $              %                $               $               $
                                     ----------------------------------------------------------------------------------------------
  Pool Over Collaterization Amount   7.00%       $11,887,519.82        10.34%     $11,887,519.82           $0.00        $33,785.82


                                        Insured  Balance       Ending Coverage
                                      ----------------------------------------------
Type                                         $              %             $
                                      ----------------------------------------------
  Pool Over Collaterization Amount    $110,856,606.93      10.72%   $ 11,887,519.82


Insurance Policies



                                      Initial Coverage                  Beginning Coverage               Adjustments
                                     --------------------------------------------------------------------------------------
Type                  Purpose             %                 $              %                $               $
- ---------------------------------------------------------------------------------------------------------------------------
Insurance Policy      Pool Insurance     25.00%        $2,619,994.00        28.39%    $2,619,944.00             $0.00


                       Losses     Insured Balance       Ending Coverage
                      ----------------------------------------------------------
Type                   $          $                            $
- --------------------------------------------------------------------------------
Insurance Policy       $0.00     $8,095,045.83         32.36%   $2,619,944.00



Surplus Summary

Class                      Total Distribution
Surplus                            $307,954.83

DELINQUENCY STATISTICS

                                     Current              % of
                    # of Loans       Balance          Current Balance
30+ Days                29          $4,239,900             3.82%
60+ Days                10          $1,588,598             1.43%
90+ Days                31          $6,809,811             6.14%
Foreclosure             19          $3,030,813             2.73%
REO                      8          $1,281,207             1.16%

Totals                  97         $16,950,329            15.29%


Advances on Delinquencies                                      $146,747.82
Non-Recoverable Advances on Delinquencies                            $0.00

                          MERIT SECURITIES CORPORATION

FUNDS ACCOUNT ACTIVITY REPORT
MERIT SERIES 3
PAYMENT DATE:   28-MAY-96
REPORT DATE:    APRIL

COLLATERAL PROCEEDS ACCOUNT

Beginning Balance                                        $0.00

DEPOSITS                                                                        WITHDRAWALS

Interest Net of Servicing Fee                      $910,199.15                  Interest Payments                     $586,574.21
Principal                                        $4,120,542.96                  Principal Payments                  $4,120,542.96
Deposits From Reserve Fund                               $0.00                  Surplus                               $307,954.83
Other Deposits                                           $0.00                  FSA Fee                                $15,670.11
                                                                                Discount Principal Reserve                  $0.00

TOTAL DEPOSIT                                    $5,030,742.11                  TOTAL WITHDRAWALS                   $5,030,742.11

                                                                                Ending Balance                              $0.00



  Note: "Principal" and Interest Net of Servicing Fee" includes Advances on
        Delinquencies

                          MERIT SECURITIES CORPORATION

MONTHLY PAYMENT REPORT

Payment Statement

MERIT SERIES 3
Payment Date:     28-May-96
Reporting Month:  April


                      Class
                    Interest       Beginning       Interest        Interest     Principal         Total
  Class               Rate          Balance         Accrual         Payment      Payment      Distribution
- ------------------------------------------------------------------------------------------------------------
Merit 3 Class A    5.587500%    $89,503,894.07    $416,752.51    $416,752.51 $4,120,542.96  $4,537,295.47
Merit 3 Class B   15.000000%    $13,585,736.00    $169,821.70    $169,821.70         $0.00    $169,821.70

                               $103,089,630.07    $586,574.21    $586,574.21 $4,120,542.96  $4,707,117.17


                  Applied       Ending
  Class           Losses        Balance       CUSIP    Priority   Principal Type  Interest Type
- ------------------------------------------------------------------------------------------------
Merit 3 Class A     $0.00  $85,383,351.11   589962AG4   Senior      Sequential      Floater
Merit 3 Class B     $0.00  $13,585,736.00   589962AH2   Senior      Sequential      Floater

                    $0.00  $98,969,087.11